Earnings / (Loss) per Common Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings / (Loss) per Common Share
9.	Earnings / (Loss) per Common Share:

	2014	2015	2016
Net (loss) / income available to common stockholders	($19,243)	$3,505	($5,813)

Weighted average number of common shares, basic	18,244,671	18,244,671	18,277,893

Dilutive effect of stock granted under the EIP	-	33,222	-

Weighted average number of common shares, diluted	18,244,671	18,277,893	18,277,893

(Loss) / earnings per common share, basic and diluted	($1.05)	$0.19	($0.32)

Basic earnings per share for the year ended December 31, 2014 reflect retrospectively the common shares issued upon formation of Pyxis and in connection with the consummation of the Merger. Dilutive earnings per share has been adjusted to reflect the restricted shares of the Company’s common stock to certain of its officers, granted during the year ended December 31, 2015 under the Company’s EIP (Note 8).